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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 14, 2003


                             MTS SYSTEMS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          MINNESOTA                       0-2382                 41-0908057
(STATE OR OTHER JURISDICTION         (COMMISSION FILE         (I.R.S. EMPLOYER
      OF INCORPORATION)                   NUMBER)            IDENTIFICATION NO.)

                 14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (952) 937-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1     MTS Systems Corporation 2002 Annual Report to
                           Shareholders.


ITEM 9. REGULATION FD DISCLOSURE.

The MTS Systems Corporation 2002 Annual Report to Shareholders attached hereto as Exhibit 99.1 is furnished pursuant to Regulation FD and shall not be deemed "filed" for the purposes of Sections 11 and 18 of the Securities Exchange Act of 1934 (the "Exchange Act"). This information shall not be deemed incorporated by reference into any filing of the Company under the Exchange Act or the Securities Act of 1933.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MTS SYSTEMS CORPORATION
                                    (Registrant)


Date: January 14, 2003              By: /s/ Susan E. Knight
                                        ----------------------------------------
                                        Susan E. Knight
                                        Vice President & Chief Financial Officer


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                             MTS SYSTEMS CORPORATION
                                 FORM 8-K REPORT

                                INDEX TO EXHIBITS

Exhibit  Description
No.
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99.1     MTS Systems Corporation 2002 Annual Report to Shareholders.